Exhibit 10.37

CONFIDENTIAL TREATMENT REQUESTED
The asterisked (“*****”) portions of this document
have been omitted and filed separately with the Securities
and Exchange Commission pursuant to a request for
confidential treatment.

ECHOSTAR 9 AGREEMENT – Amended and Restated

This Amended and Restated Agreement is made and effective as of 16 November 2001 by and between Loral Skynet and Space Systems/Loral, regarding the EchoStar 9 Satellite Program and amends and restates that certain Agreement (“Agreement”) entered into as of February 22, 2000 (the “Effective Date of Contract” or “EDC”) by and between Space Systems/Loral, Inc., a corporation organized and existing under the laws of the State of Delaware, having a place of business at 3825 Fabian Way, Palo Alto, California 94303 (hereinafter referred to as “SS/L”) and Loral Skynet, a division of Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware, and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereinafter referred to as “Skynet”).

RECITALS

     Whereas, on February 22, 2000 SS/L entered into a contract with EchoStar Orbital Corporation (“EchoStar”), pursuant to which SS/L agreed to manufacture one (1) communications satellite, known as EchoStar 9 (the “Satellite”), to be delivered on-orbit, risk management therefor, and certain ground equipment and support and training services (the “Satellite Contract”);

     Whereas, the EchoStar 9 Satellite will include three payloads, including: a Ku-band payload, a Ka-band payload, and a C-band payload;

     Whereas, on February 22, 2000 Skynet entered into a contract with EchoStar (the “Condominium Contract”), pursuant to which, among other things, Skynet agreed to pay ***** of the ***** total purchase price of the Satellite Contract directly to SS/L in exchange for ownership of the C-Band payload and an undivided ownership interest in the common elements of the Satellite bus (collectively, the “Skynet Payload”);

     Whereas, SS/L and Skynet have conducted negotiations regarding SS/L’s construction of the Skynet Payload to Skynet’s design specifications, and have

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agreed that Skynet’s purchase price therefor shall be changed to ***** and

     Whereas, SS/L and Skynet desire to amend the Agreement to recognize the price increase of ***** for incorporating changes to the C-band antenna pattern, as described in Exhibit B, Echo IX Performance Specification, dated October 18, 2000, and as agreed to in Amendment No. 1, dated 3 August 2001.

     Whereas, SS/L and Skynet desire to purchase three (3) Command Encryption Units in accordance with SS/L letter: 2001-ECHO-0322LZ, dated 21 August 2001 for a purchase price of *****. Skynet’s total purchase price is hereby changed to *****.

     Whereas, SS/L and Skynet now desire to enter into this Agreement in order to memorialize this change and to define their respective rights and obligations vis-a-vis each other with respect to the Satellite.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, SS/L and Skynet hereby agree as follows:

1.	Definitions and Exhibits.

A. Except as otherwise set forth herein, all defined terms used or referenced, either directly or indirectly, in this Agreement shall have the same meaning as in the Satellite Contract; provided, however, that wherever applicable and appropriate, Satellite Contract definitions limited in their scope to the Ka-band and/or Ku-band payload shall instead be based on the C-band payload.

B.	As of the date this Agreement is executed, the parties acknowledge that certain exhibits to the Satellite Contract (Performance Specification, Statement of Work, Product Assurance Plan and Test Plan) have not been finalized and agreed upon between SS/L and EchoStar. When such exhibits are finalized and agreed upon by

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SS/L and EchoStar, such exhibits shall also, unless this Agreement expressly provides to the contrary, govern the respective obligations of SS/L and Skynet under this Agreement. Such exhibits shall not be agreed upon and finalized by SS/L without the prior written consent of Skynet, which consent shall not be unreasonably withheld. SS/L and Skynet shall use reasonable best efforts to finalize all such exhibits within thirty (30) days after this Agreement is executed.

2.	Payment Obligation Of Skynet.

A.	Skynet’s share of the price to be paid to SS/L for Deliverable Items 1 through 4 set forth in Article 3.1 of the Satellite Contract, including three (3) Command Encryption Units, shall be a firm fixed price of ***** (the “Firm Fixed Price”).

B.	The Firm Fixed Price is subject to an equitable adjustment as a result of any Skynet-requested changes, submitted through EchoStar to SS/L, in the scope of the design and/or construction of: (i) the C-Band payload and/or (ii) the elements of the satellite common to Skynet and EchoStar. The baseline design on which the Firm Fixed Price was established, and against which any modifications will be evaluated in order to determine whether an equitable adjustment, to the Firm Fixed Price should be made pursuant to this Section 2(B) is the Baseline Performance Specification attached hereto as Attachment A and by this reference incorporated herein. Any such adjustment will be reflected in an amendment to this Agreement, and the Payment Plan will be correspondingly amended.

C.	The Firm Fixed Price shall be paid by Skynet to SS/L in accordance with the payment terms set forth in Article 5 of the Satellite Contract, with the following modifications:

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AMENDMENT #2

i.	The phrase Contractor shall refer to SS/L and the phrase Purchaser shall refer to Skynet; and

ii.	The Payment Plan attached hereto as Attachment B shall replace the Payment Plan attached to the Satellite Contract.

D.	Skynet’s payment obligation hereunder is subject to the terms and conditions of this Agreement and the Satellite Contract, which shall for these purposes be interpreted as if Skynet were a party thereto.

3.	Liquidated Damages.

SS/L hereby agrees that for each day that liquidated damages are owed by SS/L to EchoStar under Article 22 of the Satellite Contract, SS/L shall under the same terms and conditions, pay corresponding liquidated damages to Skynet (in an amount not to exceed ***** as specified below:

Number of Days	Per Day		Maximum
*****	*	****	*	****

4.	Total Loss and Partial Loss; Risk Management Insurance.

A.	With limited exceptions, pursuant to Articles 10.3 and 10.4 of the Satellite Contract, if the Satellite, focusing solely on the Ku-band and Ka-band payloads, suffers a Partial Loss or Total Loss during the period starting at Intentional Ignition and ending one (1) year after Launch, then SS/L has the obligation to reimburse certain monies to EchoStar or provide a Replacement Satellite. In addition, unless EchoStar exercises the option set forth in Article 29.2 of the Satellite Contract, SS/L is required, pursuant to Articles 39 or 29.3, to purchase risk insurance for the purpose of satisfying SS/L’s obligations in the event of a Total Loss or Partial Loss (the “Policy”).

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AMENDMENT #2

B.	SS/L hereby agrees that if, during the period starting at Intentional Ignition and ending one year after Launch, the C-band payload on the Satellite suffers a Partial Loss or Total Loss (as such terms, as well as the terms Available Communications Capacity and Stated Communications Capacity, are herein modified for the purpose of this Agreement to focus solely on the C-band payload, and not the Ku-band or Ka-band payloads) then SS/L shall make payment to Skynet or provide a Replacement Satellite, in a manner that is identical (except as to payload and amounts to be reimbursed) to the obligations, if any, that SS/L owes to EchoStar under Article 10 of the Satellite Contract. Skynet agrees and understands that if EchoStar elects to directly purchase risk insurance instead of such insurance being purchased by SS/L, then SS/L’s obligation under this Article 4(B) will terminate. Skynet also agrees and understands that a replacement Satellite will not be provided unless: (i) the entire Satellite, and not just the C band payload, is determined to be a Total Loss, and (ii) both Skynet and EchoStar direct SS/L to provide a Replacement Satellite.

C.	For the purpose of satisfying SS/L’s obligation in Article 4(B) above, and unless EchoStar elects to directly purchase risk insurance, SS/L shall insure the C-band payload in the same manner and for proportionate amounts as SS/L insures EchoStar’s Ku-band and Ka-band payloads.

5.	In Orbit Incentives.

A. The ***** Firm Fixed Price set forth in Section 2 above includes ***** of In Orbit Incentives. Skynet hereby agrees to pay to Contractor the In Orbit Incentives, plus ***** per annum accruing from the completion of the Satellite Acceptance Review, for the in-orbit performance of the C-band Payload on the Satellite, and in accordance with Article 13.2 of the Satellite Contract.

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AMENDMENT #2

B. The terms set forth in Article 13 of the Satellite Contract shall govern the respective rights and obligations of the parties to this Agreement with respect to the payment of In Orbit Incentives, with the following changes: (i) In Orbit Incentives shall be payable as set forth herein and in Attachment A attached hereto (ii) the term ‘Contractor’ shall refer to SS/L and the term ‘Purchaser’ shall refer to Skynet; (iii) ***** shall replace ***** throughout; (iv) SS/L shall earn the In Orbit Incentives solely on the basis of the performance of the C-band payload (i.e. the performance of the Ka-band and Ku-band payloads shall be irrelevant); and (v) the Criteria to determine the In Orbit Incentives will be the same Criteria used to measure the in orbit incentives for the Ku-band and Ka-band payloads.

6.	Skynet/EchoStar Agreement.

If the overall Satellite experiences an anomaly which will affect the use of one or more Ku/Ka-band Transponders and/or C-band Transponders, but not both, and a decision must be made as to which Transponder(s) shall be affected, then Skynet and EchoStar shall jointly make such decision in accordance with the terms and conditions of the Condominium Contract. If this situation arises, SS/L shall have no obligation to make payment under Section 4 of this Agreement, or to make a reduction in the In-Orbit Incentives, until such decision is jointly communicated to SS/L by Skynet and EchoStar. Skynet agrees and acknowledges that it may only claim a right to payment (or a reduction in the In Orbit Incentives) from SS/L for this type of an anomaly to the extent that the joint Skynet/EchoStar decision impacts Skynet’s C-Band payload.

7.	Termination.

A. In the event that EchoStar rightfully terminates the Satellite Contract at any time prior to Acceptance of the Satellite and, in the event such termination is based on SS/L’s default, if SS/L does not cure such default within the time frame prescribed in the Satellite Contract, then Skynet shall, at its option, elect either: (i) to terminate this Agreement by written notice to SS/L, in which event SS/L shall promptly refund to Skynet

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AMENDMENT #2

the total amount paid by Skynet to SS/L to date, and Skynet shall have no further liability to SS/L, including but not limited to any obligation to make any further payments to SS/L hereunder, or (ii) if EchoStar does not, pursuant to Article 23.3 of the Satellite Contract, request that SS/L deliver the partially completed Satellite to EchoStar, to procure the entire Ka/Ku/C-Band Satellite from SS/L pursuant to the same terms and conditions, mutatis mutandis, as in the terminated Satellite Contract, including but not limited to price.

B. In the event that SS/L rightfully terminates the Satellite Contract due to EchoStar’s default at any time prior to Acceptance of the Satellite, then Skynet shall, at its option, by written notice to SS/L elect either; (i) to terminate this Agreement, in which event Skynet shall be responsible to pay SS/L for the total non-refundable costs that SS/L has incurred to date for the Skynet portion of the program, including reasonable termination costs actually paid to SS/L’s vendors, but no amount that will result in SS/L making a profit from Skynet under this Agreement, minus the fair market value of any deliverable items or contract work-in-progress retained by SS/L relating to the Skynet Payload, and Skynet shall have no further liability to SS/L, including but not limited to any obligation to make any further payments to SS/L hereunder; SS/L shall promptly refund any amount(s) paid by Skynet to SS/L in excess of such amount, or (ii) to direct SS/L to complete and deliver to Skynet, on orbit, the entire Satellite (Ka/Ku/C-Band) pursuant to the same terms and conditions, mutatis mutandis, as in the terminated Satellite Contract, including but not limited to price; provided however, that such price shall be reduced by an amount equal to any termination fees paid by EchoStar to SS/L as a result of SS/L’s termination of the Satellite Contract.

C. Skynet understands that SS/L must build the Satellite for EchoStar irrespective of Skynet’s performance hereunder. Therefore, upon this Agreement being executed, Skynet shall be fully obligated to proceed with the provisions of this Agreement except as provided in Sections 7(A) and 7(B) above.

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AMENDMENT #2

8.	Cause of Action/Defense.

Under this Agreement, Skynet may assert any cause(s) of action or defense(s) against SS/L based on Skynet’s C-Band payload and its proportionate share of the common elements of the Satellite as if Skynet were a party to the Satellite Contract and as if the relevant terms and conditions in the Satellite Contract specifically mentioned Skynet and/or the C-band payload; Skynet may assert such cause(s) of action and/or defense(s) independently, without regard to any action or inaction taken by EchoStar with respect to any similar cause(s) of action and/or defense(s) it may have against SS/L.

9.	Proprietary Information.

SS/L and Skynet agree to treat the Proprietary Information of the other party pursuant to the terms and conditions set forth in Article 35 of the Satellite Contract.

10.	Arbitration.

Contractor and Skynet agree that any dispute arising between them hereunder will be settled pursuant to the terms and conditions of Article 25 of the Satellite Contract.

11.	Limitation of Liability

Each party’s liability to the other under this Agreement shall be governed by the limitations provided in Article 34 of the Satellite Contract, with the following changes: (i) the term ‘Contractor’ shall refer to SS/L and the term ‘Purchaser” shall refer to Skynet, and (ii) notwithstanding anything to the contrary in such Article 34, the total liability of either party shall be limited to an amount equal to the Firm Fixed Price of this Agreement.

12.	Notice.

Any notice or communication required or permitted under this Agreement shall be in writing and sent to the address set forth for each party in the Preamble hereto in compliance with Article 38 of the Satellite Contract.

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AMENDMENT #2

13.	Entire Agreement.

This Agreement: (a) is the complete agreement of the parties concerning the subject matter hereof and supersedes any prior such agreements; (b) may not be amended or in any manner modified except in writing signed by the parties; and (c) shall be governed by and construed in accordance with the laws of the State of New York without regard to its choice of law provisions. If any provision of this Agreement is found to be unenforceable, the remainder shall be enforced as fully as possible and the unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely approximating the intention of the parties as expressed herein.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

Space Systems/Loral, Inc.		Loral Skynet, a division of Loral SpaceCom Corporation

By:	/s/ R.A. Haley	By:	/s/ CT Brown

	R.A. Haley		CT Brown

Its:	Senior Vice President and Chief Financial Officer	Its:	Senior Contract Manager

[Attachment A: Baseline Performance Specification; Attachment B: Payment Plan (including orbital information), Amendment #2 ]

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AMENDMENT #2

SKYNET PAYMENT PLAN	Amendment No. 2
ATTACHMENT A

		PAYMENT
DUE DATE		NUMBER	MILESTONE	AMOUNT DUE
*	****	1	EDC and delivery of Equipment Categorization List		*	****
*	****	2	Sign Launch Vehicle Contract		*	****
*	****	3	Deliver Program Management Plan and Place Subcontract order for TWTA’S		*	****
*	****	4	Conduct PDR		*	****
*	****	5	Complete Initial Thermal Design		*	****
*	****	6	Time Payment (Scheduled launch minus 18 months)		*	****
*	****	7	Conduct CDR		*	****
*	****	8	Complete Payload Panel Layout Design		*	****
*	****	9	Complete Antenna Analyses		*	****
*	****	10	Start Antenna Reflector Fabrication		*	****
*	****	11	Start Comm Panel RF Tests		*	****
*	****	12	Time Payment (Scheduled launch minus 9 months)		*	****
*	****	12A	Modify C-Band Antenna Pattern (Amend #1 to Agreement)		*	****
*	****	13	Start Antenna Tower Fabrication		*	****
*	****	14	Start Integration of Tower Antennas		*	****
*	****	14A	Command Encryption Units ATP (Amend #2 to Agreement)		*	****
*	****	15	Start Thermal Vacuum Testing		*	****
*	****	16	Complete CATR		*	****
*	****	17	Complete Satellite Pre-Ship Review (SPSR)		*	****
*	****	17A	Ship Command Encryption Units (qty 2) (Amend #2 to Agreement)		*	****
*	****	18	Ship Satellite to Launch Site		*	****
			SUB-TOTAL	$	*	****
			In-Orbit Incentives (Paid over ***** @ ***** per annum)	$	*	****

Total Insurance Payments (to be paid in installments thirty (30) days after Purchaser receives the relevant invoice from the Contractor (which invoice shall be issued by Contractor no earlier than Contractor receives the corresponding invoice from the insurer) or three business days prior to the relevant due date for payment of the insurer, whichever occurs later).
				$	*	****
			GRAND TOTAL PRICE	$	*	****

Execution Copy

AMENDMENT NUMBER 1
TO
ECHOSTAR 9/TELSTAR 13 AMENDED AND RESTATED AGREEMENT

This Amendment Number 1 (the “Amendment”) to the Amended and Restated Agreement (the “Agreement”), effective as of 7 July 2003, is made by and between Loral Skynet, a division of Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereinafter referred to as “Skynet”) and Space Systems/Loral, Inc. a corporation organized and existing under the laws of the State of Delaware and having a place of business at 3825 Fabian Way, Palo Alto, California 94303 (hereinafter referred to as “SS/L”) regarding the EchoStar 9/Telstar 13 Satellite Program and amends that certain Amended and Restated Agreement entered into between SS/L and Skynet as of 16 November 2001, which amended and restated that certain Agreement (“Original Agreement”) entered into between SS/L and Skynet as of February 22, 2000 (the “Effective Date of Contract” or “EDC”).

RECITALS

WHEREAS, on February 22, 2000, SS/L and EchoStar Orbital Corporation entered into a contract pursuant to which SS/L agreed to manufacture one (1) communications satellite, known as EchoStar 9 (the “Satellite’’), to be delivered on-orbit, risk management therefor, and certain ground equipment and support and training services (the “Original Satellite Contract”).

WHEREAS, on February 22, 2000, Skynet and EchoStar Orbital Corporation entered into an agreement (the “Original Condosat Agreement”), pursuant to which, among other things, Skynet agreed to pay a portion of the total purchase price of the Original Satellite Contract directly to SS/L in exchange for ownership of the C-Band payload and an undivided ownership interest in the common elements of the Satellite bus (collectively, the “Skynet Payload”);

WHEREAS, on February 22, 2000, SS/L and Skynet entered into the Original Agreement setting forth the respective rights and obligations between SS/L and Skynet as contemplated by the Original Condosat Agreement:

WHEREAS, on 1 July 2003, SS/L and EchoStar Orbital Corporation II (successor to EchoStar Orbital Corporation, and hereinafter referred to as “EchoStar”) entered into an Amended and Restated Contract (the “Satellite Contract”), amending and restating the Original Satellite Contract to modify the Satellite delivery, price, and other terms and conditions of the Original Satellite Contract, including converting to an on ground Satellite delivery obligation, with risk of total or partial loss or damage of the satellite transferred to EchoStar and Skynet, as appropriate, at Launch (except for certain orbital performance incentive obligations), with any and all Launch and post launch insurance to be provided by SS/L as an option on a pass thru basis;

Proprietary Information

Execution Copy

WHEREAS, on July 7, 2003, Skynet and EchoStar entered into an Amended and Restated Agreement (the “Condosat Agreement”) amending and restating the Original Condosat Agreement to reflect the modifications made to the Original Satellite Contract by the Satellite Contract:

WHEREAS, SS/L and Skynet now desire to enter into this Amendment Number 1 in order to amend the Agreement so as to conform and reflect the necessary and appropriate modifications based on the changes effected by the Satellite Contract and the CondoSat Agreement;

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, SS/L and Skynet hereby agree as follows:

1.	Definitions and Exhibits

Except as otherwise set forth herein, all defined terms used or referenced, either directly or indirectly, in this Agreement shall have the same meaning as in the Satellite Contract; provided, however, that whenever applicable and appropriate, Satellite Contract definitions limited in their scope to the Ka-band and/or Ku-band payload shall instead include the C-band payload.

2.	Payment Obligation of Skynet

A. Skynet’s share of the price to be paid to SS/L for Deliverable Items 1 through 5 set forth in Article 3.1 of the Satellite Contract, including without limitation three (3) Command Encryption Units and SS/L providing Skynet with access to SS/L’s Spacecraft Trending Analysis and Reporting (STAAR) payload data, shall be ***** is exclusive of the insurance premium in the amount of ***** for launch and in-orbit insurance procured by SS/L as Deliverable Item 6 of Article 3.1 of the Satellite Contract, (the “Insurance Policy Premium”), which Insurance Policy Premium shall be passed through to Skynet as incurred by SS/L in accordance with Article 4 hereof.

B. The Firm Fixed Price is subject to future equitable adjustment as a result of any Skynet requested changes, submitted through EchoStar to SS/L, in the scope of the design and/or construction of: (i) the C-Band payload and/or (ii) the elements of the Satellite common to Skynet and EchoStar. The Firm Fixed Price is based on the Performance Specification attached as Exhibit B to the Satellite Contract. Any equitable adjustment hereto based on the foregoing shall be reflected in an amendment to this Agreement, and the Payment Plan will be amended accordingly.

Proprietary Information

Execution Copy

C. The Firm Fixed Price shall be paid by Skynet to SS/L in accordance with the payment terms set forth in Article 5 of the Satellite Contract, with the following modifications:

i.	The phrase, “Contractor” shall refer to SS/L and the phrase “Purchaser” shall refer to Skynet.

ii.	The Payment Plan attached hereto as Attachment A shall replace the Payment Plan attached to the Satellite Contract.

D. Skynet’s payment obligation hereunder is subject to the terms and conditions of this Agreement and the Satellite Contract, which shall for these purposes be interpreted as if Skynet were a party hereto.

3.	Liquidated Damages

SS/L hereby agrees that for each day that liquidated damages are owed by SS/L to EchoStar under Article 22 of the Satellite Contract, SS/L shall, under the same terms and conditions, pay liquidated damages to Skynet, as its sole remedy in the event of delays in delivery (in an amount not to exceed ***** as specified below:

Number of Days	Per Day		Maximum

1-120	*	****	*	****

4.	Risk Management

A. UPON AND AFTER LAUNCH OF THE LAUNCH VEHICLE FOR THE SATELLITE, SS/L’S SOLE FINANCIAL RISK, AND THE SOLE AND EXCLUSIVE REMEDIES OF SKYNET OR ANY PARTY ASSOCIATED WITH SKYNET, WITH RESPECT TO THE CONDITION, USE OR PERFORMANCE OF SUCH SATELLITE (INCLUDING WITH RESPECT TO ANY ACTUAL OR CLAIMED DEFECT CAUSED OR ALLEGED TO BE CAUSED AT ANY TIME BY SS/L OR ANY OF ITS SUBCONTRACTORS), SHALL BE EXCLUSIVELY AS SET FORTH IN ARTICLE 5 HEREOF. IN ALL CASES CONTRACTOR’S LIABILITY SHALL BE SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN ARTICLE 11 HEREOF. SS/L MAKES NO WARRANTY AS TO THE PERFORMANCE OF ANY LAUNCH VEHICLE.

Proprietary Information

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B. SS/L shall have no liability for any partial or total loss occurring to the Satellite or Skynet’s interest therein from and after Launch of the Satellite except and to the extent set forth in Article 5 hereof. The parties acknowledge that SS/L has obtained a quote for launch and/or in-orbit insurance on behalf of Skynet (the “Insurance Policy”). Skynet has authorized SS/L to procure, on Skynet’s behalf, such Insurance Policy, including all associated terms, limitations, exclusions and deductibles set forth therein. The total sum insured in the Insurance Policy is ******. Skynet shall pay to SS/L any and all Insurance Policy Premium amounts at least five (5) business days prior to the date that the corresponding amount is due from SS/L under the Insurance Policy. SS/L shall have no obligation to make any payments under the Insurance Policy prior to the receipt of the corresponding payments from Skynet. and any failure on the part of Skynet to make any payment required under this Article 4 (B), that results in the Insurance Policy failing to attach or to lapse, shall relieve SS/L of any and all obligation to obtain/maintain such Insurance Policy as required herein.

C. Skynet shall be the named insured and loss payee under the Insurance Policy. In the event that, notwithstanding the foregoing, any loss is paid to SS/L under the Insurance Policy, then SS/L agrees to hold such amounts in trust for Skynet and to pay such amounts to Skynet within three (3) business days after SS/L receives the corresponding payment from the insurers and, for the avoidance of doubt, SS/L shall only be obligated to make payment to Skynet under this Article 4 to the extent that SS/L receives payment from the insurers. Notwithstanding the foregoing, SS/L shall reasonably cooperate with Skynet in recovering all amounts due from the insurers under the Insurance Policy, in which case Skynet shall be entitled to direct and control any litigation and settlement negotiations arising in connection therewith and Skynet shall (whether incurred by Skynet or SS/L) pay all costs of litigation and administrative costs and expenses, including attorney’s fees, incurred in connection with the prosecution of any such litigation. Skynet shall comply with all material terms and conditions in the Insurance Policy necessary for the payment of claims, including any terms and conditions relating to salvage.

D. SS/L shall obtain and at all times maintain insurance coverage against all risks of loss and damage to a Satellite and its components during the period from EDC until Launch in an amount equal to the then current amount necessary to pay all amounts owing to Skynet hereunder in the event of loss or destruction of the Satellite.

E. SS/L shall cause Skynet to be named as an additional named insured under any and all applicable insurance policies procured by the Launch Agency with respect to the Launch of any Satellite.

Proprietary Information

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5.	In Orbit Incentives

A. The Firm Fixed Price set forth in Section 2 above includes *****. Skynet hereby agrees to pay to SS/L the in Orbit Incentives, plus compound interest at ****** accruing from the completion of the Satellite Acceptance Review, for the in-orbit performance of the C-Band Payload on the Satellite, and in accordance with article 13.2 of the Satellite Contract.

B. The terms set forth in Article 13 of the Satellite Contract shall govern the respective rights and obligations of the parties to this Agreement with respect to the payment of In Orbit Incentives, with the following changes: (i) In Orbit Incentives shall be payable as set forth herein and Attachment A hereto; (ii) the term, “Contractor” shall refer to SS/L and the term, “Purchaser” shall refer to Skynet; (iii) ***** (iv) SS/L shall earn the In Orbit Incentives solely on the basis of the performance of the C-Band payload (i.e., the performance of the Ka-Band and Ku-Band payloads shall be irrelevant); and (v) the Criteria to determine the In Orbit Incentives shall be: for each of the 24 Skynet C-Band Transponders that becomes a Transponder Failure, the In Orbit Incentives will be reduced by an amount equal to: ******. A failure of any Ka-Band or Ku-Band Transponders would not affect this formula.

6.	Skynet/EchoStar Agreement

If the overall Satellite experiences an anomaly which will affect the use of one or more Ku/Ka-Band Transponders and/or C-Band Transponders, but not both, and a decision must be made as to which Transponder(s) shall be affected, then Skynet and EchoStar shall jointly make such decision in accordance with the terms and conditions of the Condominium Contract. If this situation arises, SS/L shall have no obligation to make payment under Article 5 of this Agreement, or to make a reduction in the In Orbit Incentives, until such decision is jointly communicated to SS/L by Skynet and EchoStar. Skynet agrees and acknowledges that it may only claim a right to payment (or a reduction in the In Orbit Incentives) from SS/L for this type of anomaly to the extent that the joint Skynet/EchoStar decision impacts Skynet’s C-Band payload.

Proprietary Information

Execution Copy

7.	Termination

A. In the event that EchoStar rightfully terminates the Satellite Contract at anytime prior to Acceptance of the Satellite and, in the event such termination is based on SS/L’s default, if SS/L does not cure such default within the time frame prescribed in the Satellite Contract, then Skynet shall, at its option, elect either: (i) to terminate this Agreement by written notice to SS/L, in which event SS/L shall promptly refund to Skynet the total amount paid by Skynet to SS/L to date and the parties shall have no further liability to each other, including but not limited to any obligation on the part of Skynet to make any further payments to SS/L hereunder, or (ii) if EchoStar does not, pursuant to Article 23.3. of the Satellite Contract, request that SS/L deliver the partially completed Satellite to EchoStar, to procure the entire Ka/Ku/C-Band Satellite from SS/L pursuant to the same terms and conditions, mutatis mutandis, as in the terminated Satellite Contract, including but not limited to price.

B. In the event that SS/L rightfully terminates the Satellite Contract due to EchoStar’s default at any time prior to Acceptance of the Satellite, then Skynet shall, at its option, by written notice to SS/L elect either: (i) to terminate this Agreement, in which event Skynet shall be responsible to pay SS/L for the total non-refundable costs that SS/L has incurred to date for the Skynet portion of the program, including reasonable termination costs actually paid to SS/L’s vendors, but no amount that will result in SS/L making a profit from Skynet under this Agreement, minus the fair market value of any deliverable items or contract work-in-progress retained by SS/L relating to the Skynet Payload, and Skynet shall have no further liability to SS/L, including by not limited to any obligation to make any further payments to SS/L hereunder; SS/L shall promptly refund any amount(s) paid by Skynet to SS/L in excess of such amount, or (ii) to direct SS/L to complete and deliver to Skynet, on the ground, the entire Satellite (Ka/Ku/C- Band) pursuant to the same terms and conditions, mutatis mutandis, as in the terminated Satellite contract, including but not limited to price; provided however, that such price shall be reduced by an amount equal to any termination fees paid by EchoStar to SS/L as a result of SS/L’s termination fees paid by EchoStar to SS/L as a result of SS/L’s termination of the Satellite Contract.

C. Skynet understands that SS/L must build the Satellite for EchoStar irrespective of Skynet’s performance hereunder. Therefore, upon this Agreement being executed. Skynet shall be fully obligated to proceed with the provisions of this Agreement except as provided in Sections 7 (A) and 7 (B) above.

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8.	Cause of Action/Defense

Under this Agreement, Skynet may assert any causes(s) of action or defenses(s) against SS/L based on Skynet’s C-Band Payload and its proportionate share of the common elements of the Satellite as if Skynet were a party to the Satellite Contract and as if the relevant terms and conditions in the Satellite Contract specifically mentioned Skynet and/or the C-Band Payload; Skynet may assert such causes(s) of action and/or defense(s) independently, without regard to any action or inaction taken by EchoStar with respect to any similar cause(s) of action and/or defense(s) it may have against SS/L.

9.	Proprietary Information

SS/L and Skynet agree to treat Proprietary Information of the other party pursuant to the terms and conditions set forth in Article 35 of the Satellite Contract.

10.	Arbitration

Contractor and Skynet agree that any dispute arising between them hereunder will be settled pursuant to the terms and conditions of Article 25 of the Satellite Contract.

11.	Limitation of Liability

Each party’s liability to the other under this Agreement shall be governed by the limitations provided in Article 34 of the Satellite Contract, with the following changes: (i) the term, “Contractor” shall refer to SS/L and the term “Purchaser” shall refer to Skynet, and (ii) notwithstanding anything to the contrary in such Article 34, the total liability of either party shall be limited to an amount equal to the Firm Fixed Price of this Agreement.

12.	Notice

Any notice or communication required or permitted under this Agreement shall be in writing and sent to the address set forth for each party in the Preamble hereto in compliance with Article 38 of the Satellite Contract.

13.	Entire Agreement

This Amendment Number 1 to the Agreement: (a) is the complete agreement of the parties concerning the subject matter hereof and supersedes any prior such agreements; (b) may not be amended or in any manner modified except in writing signed by the parties; and (c) shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of laws provisions. If any provisions of this Agreement is found to be unenforceable, the remainder shall be enforced as fully as possible and the unenforceable provisions shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely approximating the intention of the parties as expressed herein.

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IN WITNESS WHEREOF, the parties have entered into this Amendment Number 1 to the Agreement effective as of the date set forth above.

Space Systems/Loral, Inc.		Loral Skynet, a division of Loral SpaceCom Corporation

By:	/s/ Ronald A. Haley	By:	/s/ Robert DeMartini

Its:	Senior Vice President	Its:	Director, Global Procurement
and Chief Financial Officer

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